UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

CANTERBURY PARK HOLDING CORPORATION

(Exact name of registrant as specified in charter)

Minnesota	001-37858	41-5349765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Canterbury Road

Shakopee, Minnesota 55379

(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (952) 445-7223

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Attached as Exhibit 99.1 is information that was presented at the Annual Meeting of Shareholders of Canterbury Park Holding Corporation (the “Company”) on June 7, 2017 beginning at 10 a.m. CDT.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description

99.1	Information presented on June 7, 2017 at the Company’s Annual Meeting of Shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Date: June 7, 2017	By:	/s/ Randall D. Sampson
Randall D. Sampson, President and Chief Executive Officer

Exhibit No.	Description

99.1	Information presented on June 7, 2017 at the Company’s Annual Meeting of Shareholders.